                                                                    Exhibit 10.1

                            RESTATED CERTIFICATE OF

                                      OF

                                 INCORPORATION

     NTN Communications, Inc. a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

     1. The name of the corporation is NTN Communications, Inc. NTN Communications, Inc. was originally incorporated under the name Alroy Industries, Inc., and the original Certificate of Incorporation of the corporation was filed with the Secretary of State of the State of Delaware on April 13, 1984.

     2. Pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware, this Restated Certificate of Incorporation restates and integrates and further amends the provisions of the Certificate of Incorporation of this corporation.

     3. The Board of Directors of NTN Communications, Inc. has duly adopted resolutions setting forth proposed amendments to the Certificate of Incorporation of said corporation, declaring said amendments to be available, and directing the officers of said corporation to solicit the written consent of the stockholders of said corporation to said amendments.

     4. Thereafter, said amendments to the Certificate of Incorporation herein certified were duly adopted in accordance with Section 242 of the Delaware General Corporation Law by affirmative written consent of a majority of the outstanding stock of each class entitled to vote thereon in accordance with
Section 228 of the Delaware General Corporation Law. Written notice of the taking of such action by written consent of stockholders has been given to those stockholders who have not so consented in writing, as provided in Section 228 of the Delaware General Corporation Law.

     5. The text of the Restated Certificate of Incorporation as heretofore amended or supplemented is hereby restated and further amended to read in its entirety as follows;

                                      1.

                     RESTATED CERTIFICATE OF INCORPORATION
                     -------------------------------------

                           NTN COMMUNICATIONS, INC.
                           ------------------------

                                   ARTICLE I

     The name of the corporation (the "Corporation") is NTN COMMUNICATIONS, INC.

                                  ARTICLE II

     The address of the corporation's registered office in the State of Delaware is 1013 Center Road, in the city of Wilmington, county of New Castle, Delaware. The name of the Corporation's registered agent at such address is Corporate Agents, Inc.

                                  ARTICLE III

     The nature of the business or purpose to be conducted or promoted is to be engaged in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                                  ARTICLE IV

     After giving effect to the reverse stock split described below, the total number of shares of stock which the corporation shall have authority to issue is 60,000,000 shares, of which 50,000,000 shares shall be Common Stock, par value $.005 per share, and 10,000,000 shares shall be Preferred Stock, par value $.005 per share.

     (a)  Series A Preferred Stock. This corporation is authorized to issue a
          ------------------------
series of Preferred Stock designated "Series A Convertible Preferred Stock" consisting of 5,000,000 shares.

          (1)  Dividend Rights.
               ---------------

               (i)  Rights to Cash Dividends. In the absence of any action
                    ------------------------
pursuant to part (ii) of this subdivision (a)(1), the holders of the Series A Preferred shall be entitled to receive cumulative dividends of ten cents per share per annum, payable semiannually in equal installments of five cents per share on December 1 and June 1 of each Year. The dividends so payable on any December 1 or June 1 will be paid by check or draft to the person (the "Registered Holder") in whose name the Series A Preferred is registered as of the close of business on November 15 or May 15 next preceding the interest payment date (whether or not a business day), at such person's address as it appears on the registration books of the Corporation.

               (ii) Rights to Stock Dividends. At the Corporation's option, the
                    -------------------------
Corporation may declare and pay a dividend for any dividend payment date(s) in the form of its common stock, $.005 par value per share (the "Common Stock"), such stock dividend to be in lieu of the dividend provided for by part (i) of this subdivision (a)(1). To determine the amount of Common Stock to be issued as a substitute dividend on the Series A Preferred, the Common Stock will be valued as its market value. Market value is defined for this purpose as the average closing bid price for the twentieth through eleventh trading days preceding the date on which interest is due.

          (2)  Voting Rights. The Series A Preferred shall have no voting
               -------------
rights.

                                      2.

          (3)  Rights on Liquidation, Dissolution and Winding Up. Upon
               -------------------------------------------------
liquidation, dissolution and winding up, each share of the Series A Preferred shall have preference over the Common Stock to the extent of $1.00 per share, but shall not otherwise be entitled to share in the proceeds of any liquidation, dissolution or winding up. The preference of subordination or the rights of the Series A Preferred with respect to any other class of stock, or any other series of preferred stock, shall be as stated in the instrument defining the rights of such other class or series. Neither the merger or consolidation of the Corporation into or with any other corporation or any other corporation into or with the Corporation, nor a sale, transfer or lease of all or any part of the assets of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this subdivision(3).

          (4)  Conversion Rights. Commencing on the date of the issuance of the
               -----------------
Series A Preferred, the Series A Preferred shall at any time be convertible at the option of the holder thereof into duly authorized, validly issued, fully paid and nonassessable shares of Common Stock at a conversion rate (the "Conversion Rate") as set forth below (subject to adjustment as provided in subdivision (5) hereof).

               (i) The Registered Holder shall have the right at any time to convert shares of Series A Preferred into that number of fully paid and nonassessable shares of Common Stock of the Corporation that equals the number of shares of Series A Preferred that are surrendered for conversion divided by the Conversion Rate. The Conversion Rate shall initially be 100%, and shall be subject to adjustment pursuant to subdivision (5) hereof. Upon the surrender of the Series A Preferred accompanied by the written request for conversion from the Registered Holder, the Corporation shall issue and deliver to such Registered Holder certificates evidencing such shares of Common Stock.

               (ii) In order to exercise the conversion privileges, the Registered Holder shall surrender the Series A Preferred to the Corporation at its principal address, accompanied by written notice to the Corporation that such holder elects to convert all or a portion of the same. Such notice shall also state the name or names (with address) in which the certificate or certificates for shares of Common Stock and any re-issued Series A Preferred shall be issued upon such conversion. As promptly as practicable after the receipt of such notice and surrender of the Series A Preferred, the Corporation shall issue and deliver to such holder, or to his assignee or assignees on his written order, a certificate or certificates for the number of full shares of Common Stock and any re-issued Series A Preferred issuable upon the conversion of the Series A Preferred. Such conversion shall be deemed to have been effected at the close of business of the first business day after the date on which such notice shall have been received by the Corporation and such Series A Preferred shall have been surrendered.

               (iii) No fractional shares shall be issued upon conversion of the Series A Preferred and any portion of the same which would otherwise be convertible into a fractional share shall be paid in cash in the amount of the liquidation preference of the fractional share. No payment or adjustment shall be made upon any conversion on account of any cash dividends on the Common Stock issued upon such conversion.

          (5)  Adjustments to Conversion Rate.
               ------------------------------

     The Conversion Rate shall be subject to adjustment as provided in this subdivision (5).

               (i) in case the Corporation shall (A) pay a dividend, or make a distribution, in shares of its Common Stock (the "Shares"), (B) subdivide its outstanding Shares into a greater number of Shares, (C) combine its outstanding Shares into a smaller number of Shares, or (D) issue by reclassification of its Shares any shares of Common Stock of the Corporation (other than a change in par value, or from par value to no par value, or from no par value to par value), the Conversion Rate in effect immediately prior thereto shall be adjusted so that the Registered Holder shall

                                      3.

be entitled to receive the number of Shares which he would have owned or have been entitled to receive immediately following the happening of any of the events described above, had the Series A Preferred been converted immediately prior to the record or effective date thereof.

     An adjustment made pursuant to subparts (i)(A)-(D) above shall become effective immediately after the record date in the case of a dividend or distribution in Shares and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this paragraph, the Registered Holder shall become entitled to receive shares of two or more classes of Common Stock of the Corporation, the Board of Directors (whose determination shall be conclusive and shall be evidenced by a resolution) shall determine the allocation of the adjusted Conversion Rate between or among shares of such classes of Common Stock.

               (ii) In case of any reclassification of the outstanding Shares (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision, combination or stock dividend), or in case of any consolidation of the Corporation with or merger of the Corporation into another corporation wherein the Corporation is not the surviving entity, or in case of any sale of all, or substantially all, of the property, assets, business and goodwill of the Corporation, the Corporation, or such successor or purchasing corporation, as the case may be, shall provide, by a written instrument delivered to the Registered Holder, that the Registered Holder shall thereafter be entitled upon conversion to the kind and amount of shares of stock or other equity securities, or other property or assets which would have been receivable by such Registered Holder upon such reclassification, consolidation, merger or sale, if the Series A Preferred had been converted immediately prior thereto. Such corporation, which thereafter shall be deemed to be the "Corporation" for purposes of the Series A Preferred, shall provide in such written instrument for adjustments to the Conversion Rate which shall be as nearly equivalent as may be practicable to the adjustments provided for in this subdivision(5). par value

               (iii) Common Stock Issued at Less Than the Conversion Price. If
                     -----------------------------------------------------
the Corporation shall issue any Common Stock without consideration or for a consideration per share less than the applicable Equivalent Preference Amount, the Equivalent Preference Amount shall immediately be reduced to the amount determined by dividing (A) an amount equal to the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issuance multiplied by the Equivalent Preference Amount in effect immediately prior to such issuance and (2) the consideration, if any, received by the Corporation upon such issuance, by (B) the total number of shares of Common Stock outstanding immediately after such issuance. The Equivalent Preference Amount at any time shall be the value that results when the liquidation preference of one share of Series A Preferred is multiplied by the Conversion Rate in effect at that time; thus the Conversion Rate applicable after the adjustment in the Equivalent Preference Amount provided by this part (iii) shall be the figure that results when the adjusted Equivalent Preference Amount is divided by the liquidation preference of one share of Series A Preferred.

     For the purpose of determining the date on which an adjustment to the Conversion Rate pursuant to this part (iii) shall take effect, the Conversion Rate shall be adjusted as of the earlier of (x) the date, if any, on which the Corporation shall enter into a firm contract for the issuance of such shares of Common Stock, or securities convertible into or exchangeable or exercisable for shares of Common Stock; (y) the date of actual issuance of such shares of Common Stock or such other securities.

     For the purposes of any adjustment of the Conversion Rate pursuant to this part (iii), the following provisions shall also be applicable:

                                      4.

                    (A)  Cash. In the case of the issuance of Common Stock for
                         ----
cash, the amount of the consideration received by the Corporation shall be deemed to be the amount of the cash proceeds received by the Corporation for such Common Stock before deducting therefrom any discounts, commissions, taxes or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

                    (B)  Consideration Other Than Cash. In the case of the
                         -----------------------------
issuance of Common Stock (otherwise than upon the conversion of shares of capital stock or other securities of the Corporation) for a consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities by their terms so exchangeable), the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board of Directors, irrespective of any accounting treatment; provided that such fair value as determined by the Board of Directors shall not exceed the aggregate current market price of the shares of Common Stock being issued as of the date the Board of Directors authorizes the issuance of such shares.

                    (C)  Options and Convertible Securities. In the case of the
                         ----------------------------------
issuance of (x) options, warrants or other rights to purchase or acquire Common Stock (whether or not at the time exercisable), (y) securities by their terms convertible into or exchangeable for Common Stock (whether or not at the time so convertible or exchangeable) or (z) options, warrants or rights to purchase such convertible or exchangeable securities (whether or not at the time exercisable):

                         (1)  the aggregate maximum number of shares of Common
Stock deliverable upon exercise of such options, warrants or other rights to purchase or acquire Common Stock shall be deemed to have been issued at the time such options, warrants or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subparts (A) and (B) above), if any, received by the Corporation upon the issuance of such options, warrants or rights plus the minimum purchase price provided in such options, warrants or rights for the Common Stock covered thereby;

                         (2)  the aggregate maximum number of shares of Common
Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities, or upon the exercise of options, warrants or other rights to purchase or acquire such convertible or exchangeable securities and the subsequent conversion or exchange thereof, shall be deemed to have been issued at the time such securities were issued or such options, warrants or rights were issued and for a consideration equal to the consideration, if any, received by the Corporation for any such securities and related options, warrants or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration (determined in the manner provided in subparts (A) and (B) above), if any, to be received by the Corporation upon the conversion or exchange of such securities, or upon the exercise of any related options, warrants or rights to purchase or acquire such convertible or exchangeable securities and the subsequent conversion or exchange thereof.

                         (3)  on any change in the number of shares of Common
Stock deliverable upon exercise of any such options, warrants or rights or conversion or exchange of such convertible or exchangeable securities or any change in the consideration to be received by the Corporation upon such exercise, conversion or exchange (the "Change in Number or Consideration"), including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Conversion Rate as then in effect shall forthwith be readjusted to such Conversion Rate as would have been obtained had an adjustment been made upon the issuance of such options, warrants or rights not exercised prior to the Change in Number or Consideration, or of such convertible or exchangeable securities not converted or exchanged prior to the Change in Number or Consideration, upon the basis of the Change in Number or Consideration;

                                      5.

                         (4)  on the expiration or cancellation of any such
options, warrants or rights, or the termination of the right to convert or exchange such convertible or exchangeable securities, if the Conversion Rate shall have been adjusted upon the issuance thereof, the Conversion Rate shall forthwith be readjusted to such Conversion Rate as would have been obtained had an adjustment been made upon the issuance of such options, warrants, rights or such convertible or exchangeable securities on the basis of the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options, warrants or rights, or upon the conversion or exchange of such convertible or exchangeable securities; and

                         (5)  if the Conversion Rate shall have been adjusted
upon the issuance of any such options, warrants, rights or convertible or exchangeable securities, no further adjustment of the Conversion Rate shall be made for the actual issuance of Common Stock upon the exercise, conversion or exchange thereof.

               (vi) Whenever the Conversion Rate shall be adjusted as herein provided, the Corporation shall compute the adjusted Conversion Rate in accordance with such provisions and shall prepare a certificate signed by its President, any Vice-President or the Chief Financial Officer setting forth the adjusted Conversion Rate and showing in reasonable detail the facts upon which such adjustment was based and shall mail such certificate to the Registered Holders of the Series A Preferred.

          (6)  Reservation of Shares. The Corporation shall at all times reserve
               ---------------------
and keep available out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Series A Preferred, such number of shares as shall from time to time be sufficient to effect the conversion of all shares of Series A Preferred from time to time outstanding, and, if at any time the number of shares of Common Stock remaining unissued are not sufficient to permit the conversion of all the then-outstanding shares of Series A Preferred, the Corporation shall take such action as is necessary to increase the authorized amount of Common Stock to such number of shares as shall be sufficient for such purposes.

     (b)  Other Series or Classes of Preferred Stock. Shares of an additional
          ------------------------------------------
Preferred Stock may be issued from time to time in one or more series, each such series to have such distinctive designation or title as may be stated and expressed in this Article IV or as may be fixed by the Board of Directors prior to the issuance of any shares thereof. Each such series of Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such designations, preferences and such relative, participating, optional or other special rights (including, without limitation, the right to convert the shares of such Preferred Stock into shares of the Corporation's Common Stock at such rate and upon such terms and conditions as may be fixed by the Corporation's Board of Directors), with such qualifications, limitations, or restrictions of such preferences or rights as shall be stated and expressed in this Article IV or in the resolution or resolutions providing for the issue of such series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof, in accordance with the laws of the State of Delaware.

     Except as may be otherwise provided in this Article IV or in the resolution or resolutions providing for the issue of a particular series, the Board of Directors may from time to time increase the number of shares of any series already created by providing that any unissued shares of Preferred Stock shall constitute part of such series, or may decrease (but not below the number of shares thereof then outstanding) the number of shares of any series already created by providing that any unissued shares previously assigned to such series shall no longer constitute part thereof.

     All shares of Preferred Stock of all series shall be of equal rank and be identical in all respects except in respect to the particulars which may be fixed by the Board of Directors as provided in this Article IV.

                                      6.

     (c)  Common Stock
          ------------

          (1) After the requirements with respect to the preferential dividends of the Preferred Stock shall be met, and after the Corporation shall have complied with all of the requirements, if any, with respect to the setting aside of sums for redemption, the holders of Common Stock shall be entitled to receive such dividends as may be declared from time to time by the Board of Directors.

          (2) After distribution in full of the preferential amounts required to be distributed to the holders of the Preferred Stock and to the holders of any class of stock of the Corporation ranking as to distribution of assets senior to the Common Stock, in the event of voluntary or involuntary liquidation or dissolution or winding-up of the Corporation, the holders of the Common Stock shall be entitled to receive all of the remaining assets of the Corporation, tangible and intangible, of whatever kind available to distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them, respectively.

          (3) Each holder of record of Common Stock shall have the right to vote each share of Common Stock standing in his name on the record books of the Corporation. Except as otherwise provided herein or in any Certificate of Designations, Preferences and Rights of Preferred Stock filed in the Office of the Secretary of State of the State of Delaware, or otherwise as required by law, the holders of Preferred Stock and the holders of Common Stock shall vote together as one class on all matters.

     Upon the filing of this Restated Certificate of Incorporation all outstanding shares of Common Stock held by each holder of record on such date shall be automatically combined at the rate of 1-for-20 without any further action on the part of the holders thereof or this Corporation. No fractional shares will be issued. All fractional shares resulting from such combination shall be rounded upwards to the next whole number of shares of Common Stock.


                                   ARTICLE V

     The Corporation is to have perpetual existence.


                                  ARTICLE VI

     The Board of Directors is authorized to make, alter or repeal the Bylaws of the Corporation, to fix the amount reserved as working capital, and to authorize and cause to be executed, mortgages and liens without limit as to the amount upon the property and franchise of this corporation.

     With the consent in writing, and pursuant to a vote of the holders of a majority of the capital stock issued and outstanding, the Directors shall have the authority to dispose, in any manner, of the whole property of the Corporation.


                                  ARTICLE VII

     The Corporation shall indemnify, in the manner and to the full extent permitted by law, any person (or the estate of any person) who was or is a party, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether or not by or in the right of the Corporation, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. Where required by law, the indemnification provided for herein shall be made only as authorized in the specific case upon a determination in the

                                      7.

manner provided by law, that indemnification of the director, officer, employee or agent is proper under the circumstances. The Corporation may, to the full extent permitted by law, purchase and maintain insurance on behalf of any such person against any liability which may be asserted against him. To the full extent permitted by law, the indemnification provided herein shall include expenses (including attorney's fees) in any action, suit or proceeding, or in connection with any appeal therein, judgments, fines and amounts paid in settlement, and in the manner provided by law any such expenses may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding. The indemnification provided herein shall not be deemed to limit the right of the Corporation to indemnify any other person for any such expense to the full extent permitted by law, nor shall it be deemed exclusive of any other rights to which any person seeking indemnification from the Corporation may be entitled under any agreement vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

     To the extent permitted by law, no director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under section 174 of the Delaware General Corporation Law; or (iv) for any transaction from which the director derived an improper personal benefit.


                                 ARTICLE VIII

     The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by law.



     IN WITNESS WHEREOF, this Restated Certificate of Incorporation has been signed under the seal of the company this tenth day of June, 1991.


                                        NTN COMMUNICATIONS, INC.



                                        By /s/ Patrick J. Downs
                                          ------------------------------
                                          Patrick J. Downs, President


[Seal]



Attest:


/s/ Ronald E. Hogan
------------------------------
Ronald E. Hogan, Secretary

                                      8.

                           NTN COMMUNICATIONS, INC.

            CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF
                     SERIES B CONVERTIBLE PREFERRED STOCK
                               _________________


     NTN Communications, Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify that pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, its Board of Directors, by unanimous written consent dated October 29, 1997, adopted the following resolution, which resolution remains in full force and effect as of the date hereof:

     WHEREAS, the Board of Directors of the Corporation (the "Board of Directors") is authorized, within the limitations and restrictions stated in the Corporation's Certificate of Incorporation, as amended (the "Certificate of Incorporation"), to fix by resolution or resolutions the designation, powers, preferences, voting rights and other rights of each series of preferred stock, and the qualifications, limitations or restrictions thereof, and such other subjects or matters as may be fixed by resolution or resolutions of the Board of Directors under the General Corporation Law of Delaware; and

     WHEREAS, it is the desire of the Board of Directors, pursuant to its authority as aforesaid, to authorize and fix the terms of a new series of preferred stock and the number of shares constituting such series:

     NOW, THEREFORE, BE IT RESOLVED, that there is hereby authorized such series of preferred stock on the terms and with the provisions herein set forth:

1. DESIGNATION OF SERIES. The designation of such series of preferred stock is Series B Convertible Preferred Stock ("Series B Preferred Stock"). The number of shares constituting such series is 85,000, with a value of $100 per share for the purpose of calculating dividends and amounts payable upon redemption, liquidation, dissolution or winding up ("stated value"). Shares of Series B Preferred Stock converted, redeemed or purchased by the Corporation shall be canceled and shall revert to authorized but unissued shares of preferred stock undesignated as to series.

2. DIVIDENDS. The holders of the outstanding Series B Preferred Stock shall be entitled to receive cumulative dividends at the annual rate of $4.00 per share of Series B Preferred Stock. Such dividends shall be payable in quarterly payments of $1.00 per share on the last day of January, April, July and October of each year, commencing on January 31, 1998 (each of such dates being a "Dividend Payment Date"). Such dividend shall accrue on each share from October 31, 1997 and shall accrue from day-to-day, whether or not earned or declared. Dividend payments made

                                      1.

with respect to Series B Preferred Stock may be made, subject to the terms hereof, at the option of and in the sole discretion of the Board of Directors, in cash or, in full or in part, by issuing fully paid and nonassessable shares of Series B Preferred Stock such that the stated value of such shares of Series B Preferred Stock plus the amount of cash dividend paid in part, if any, is equal to the amount of the cash dividend which would otherwise be paid on such Dividend Payment Date if such dividend were paid entirely in cash. The issuance of such shares of Series B Preferred Stock (plus the amount of cash dividends, if any, paid together therewith) shall constitute full payment of such dividend. In no event shall an election by the Board of Directors to pay dividends, in full or in part, in cash on any Dividend Payment Dates preclude the Board of Directors from electing either such alternative in respect of all or any portion of any subsequent dividend. Declared but unpaid dividends shall not bear interest.

3. VOTING. The Series B Preferred Stock shall have no voting rights except as required by the Delaware General Corporation Law.

4. LIQUIDATION, DISSOLUTION OR WINDING UP. In the event of a voluntary or involuntary liquidation, dissolution or winding up of the Corporation, each share of Series B Preferred Stock shall have preference over the Common Stock to the extent of $100.00 per share plus all accrued but unpaid dividends to the date payment is made, but shall not otherwise be entitled to share in the proceeds of any liquidation, dissolution or winding up. If, upon such liquidation, dissolution or winding up, the assets available for distribution to the holders of all series of preferred stock of the Corporation shall be insufficient to permit the payment of the full preferential amounts payable to them, then the entire assets of the Corporation to be distributed shall be distributed ratably among the holders of such preferred stock in proportion to their respective liquidation values. A consolidation or merger of the Corporation with or into any other corporation or corporations, or a sale of all or substantially all of the assets of the Corporation, shall not be deemed to be a liquidation, dissolution or winding up within the meaning of this Paragraph 4.

5. CONVERSION RIGHTS. Subject to Paragraph 6 hereof, each holder of shares of Series B Preferred Stock shall be entitled to convert at any time (a) 25% of the number of shares owned by such holder, commencing on the earlier of (i) the effective date of a Registration Statement filed with the Securities and Exchange Commission to register the resale of the Common Stock issuable upon conversion of the Series B Preferred or (ii) February 28, 1998; (b) an additional 25% of the shares of Series B Preferred Stock held by such holder commencing 60 days after the first 25% of such shares becomes convertible; (c) an additional 25% of the shares of Series B Preferred Stock held by such holder commencing 90 days after the first 25% of such shares becomes convertible; and
(d) the remaining 25% of the shares of Series B Preferred Stock held by such holder commencing 120 days after the first 25% of such shares becomes convertible. Notwithstanding anything herein to the contrary, at the close of business October 31, 2000, any and all outstanding shares of Series B

                                      2.

Preferred Stock which have not previously been converted into Common Stock shall automatically be converted into Common Stock at the Conversion Price defined herein.

6. CONVERSION PRICE. Each share of Series B Preferred Stock shall be converted into a number of shares of Common Stock determined by dividing (i) the sum of $100 plus the amount of any accrued but unpaid dividends on such share as of the Conversion Date, by (ii) the Conversion Price in effect on the Conversion Date. The Conversion Price for each share of Common Stock shall be equal to the lesser of (a) 140% of the average closing bid prices of the Common Stock on the five trading days immediately preceding the date upon which the Registration Statement referred to in Paragraph 5 above becomes effective, but in no event higher than $3.50 per share of Common Stock; or (b) 85% of the lowest average of closing bid prices of the Common Stock over a period of three consecutive trading days during the 20 trading days immediately preceding the Conversion Date. In each case, the closing bid prices shall be as reported by Bloomberg, L.P. or, in the event the Common Stock is not so reported, the closing bid prices shall be as reported in any other reliable publication designated by the Company. The Conversion Price shall be subject to further adjustment as set forth in Paragraph 8 hereof. No fractions of shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable upon conversion of all or any portion of a holder's shares shall be rounded to the nearest whole share. The date on which notice of conversion is given (the "Conversion Date") shall be deemed to be the date on which the Corporation receives the holder's stock certificates for Series B Preferred Stock, with the conversion notice duly executed, or the date the Corporation receives a facsimile transmission of such notice of conversion if the stock certificates for such Series B Preferred Stock are received by the Corporation within three business days thereafter.

     The Corporation shall not be required to convert any share of Series B Preferred Stock, or any portion thereof, to the extent that as a consequence of such conversion, together with all prior conversions of Series B Preferred Stock, the Corporation would be required to issue shares of Common Stock amounting to more than 19.9% of the shares of the Common Stock outstanding on [October 31, 1997] [the Conversion Date of such shares]. The Corporation shall promptly notify all holders of Series B Preferred Stock in writing in the event that the Corporation can no longer convert any such Series B Preferred Stock and, on November 1, 2000, or earlier at the request of the holders of a majority in interest of the then outstanding Series B Preferred Stock, the Corporation shall redeem the Series B Preferred Stock at a redemption price equal to $100 per share plus any accrued but unpaid dividends on such share as of the date of such redemption.

7. CONVERSION PROCEDURE. In order to exercise the conversion privileges, a holder of Series B Preferred Stock shall surrender shares of such stock to the Corporation at its principal address, accompanied by written notice to the Corporation that such holder elects to convert all or a portion of the same. Such notice shall also state the name or names (with address) in which the certificate or

                                      3.

certificates for shares Common Stock and any reissued Series B Preferred Stock shall be issued upon such conversion. As promptly as practicable after the receipt of such notice and surrender of the shares of Series B Preferred Stock, the Corporation shall issue and deliver to such holder, or to such holder's assignee or assignees on its written order, a certificate or certificates for the number of full shares of Common Stock and any reissued Series B Preferred issuable upon conversion of such Series B Preferred Stock.

8. ADJUSTMENTS TO CONVERSION PRICE. If the Corporation shall (i) declare a dividend or make a distribution in shares of Common Stock, (ii) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify the outstanding Common Stock into a smaller number of shares, the Conversion Price in effect on the record date of such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the holder of any shares of Series B Preferred Stock surrendered for conversion after such date shall be entitled to receive the number of shares of Common Stock which such holder would have owned or been entitled to receive had such Series B Preferred Stock been converted immediately prior to such date. Successive adjustments in the Conversion Price shall be made whenever any event specified above shall occur. All calculations under this Paragraph 8 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. No adjustment in the Conversion Price shall be made if the amount of such adjustment would be less than $0.01, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.01 or more.

9. RESERVATION OF SHARES OF COMMON STOCK FOR CONVERSION. The Corporation shall at all times reserve and keep available out of its authorized and unissued shares of Common Stock such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all shares of Series B Preferred Stock that are then outstanding.

10. NOTICE OF ADJUSTMENT OF CONVERSION PRICE. Whenever the Conversion Price is adjusted as herein provided, the Corporation shall forthwith file with any transfer agent or agents for the Series B Preferred Stock, if any, and at the principal office of the Corporation, a statement signed by the President or a Vice President and by the Chief Financial Officer or the Secretary of the Corporation setting forth the adjusted Conversion Price. The statement so filed shall be open to inspection by any holder of record of shares of Series B Preferred Stock. The Corporation shall also, at the time of filing any such statement, mail notice to the same effect to the holders of shares of Series B Preferred Stock at their addresses appearing on the books of the Corporation or supplied by such holders to the Corporation for the purpose of notice.

                                      4.

11. SEVERABILITY OF PROVISIONS. If any right, preference or limitation of the Series B Preferred Stock set forth in these resolutions and the Certificate of Designations filed pursuant hereto (as such resolution may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth in this resolution (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

12. LIMITATIONS. Except as may otherwise be required by law, the shares of Series B Preferred Stock shall not have any powers, preferences or relative, participating, optional or other special rights other than those specifically set forth in this resolution (as such resolution may be amended from time to time) or otherwise in the Certificate of Incorporation of the Corporation.


     IN WITNESS WHEREOF, this Certificate of Designations has been signed by an authorized officer of the Corporation this 29th day of October, 1997.

                                   NTN COMMUNICATIONS, INC



                                   By_____________________________

                                      5.